Rule 497(d)




                                    FT 520

           California Municipal Income Closed-End Portfolio Series

                Supplement to the Prospectus dated April 5, 2001



Notwithstanding anything to the contrary in the Prospectus, all shares of Dreyfus Premier California Tax Exempt Bond Fund, Inc. (Ticker:
DCABX) received by the Trust pursuant to a merger with Dreyfus California Municipal Income, Inc. (Ticker: DCG), have been removed from the portfolio of the above referenced Series for certain of the reasons enumerated in the section entitled "Removing Securities from the Trust" in the Prospectus.




March 11, 2005